UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 29, 2005
TRM CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-19657 (Commission File Number)	93-0809419 (IRS Employer Identification No.)
5208 N.E. 122nd Avenue
Portland, Oregon 97230
(Address of Principal Executive Offices) (Zip Code)
(503) 257-8766
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
               On November 29, 2005, we issued a press release announcing that TRM will present at the 12th Annual Friedman Billings Ramsey Investor Conference on Wednesday, November 30, 2005. A copy of that press release is an exhibit to this report.
Item 9.01 Exhibits
     (c) Exhibits. The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description
99.1	TRM Corporation press release dated November 29, 2005 announcing: “TRM to Present at the 12th Annual FBR Investor Conference”.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRM Corporation Registrant
Date: December 2, 2005	By:	/s/ Daniel E. O'Brien
Daniel E. O'Brien
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	TRM Corporation press release dated November 29, 2005 announcing: “TRM to Present at the 12th Annual FBR Investor Conference”.*

*	Filed electronically herewith

3